SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2021

MAGYAR BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51726	20-4154978
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Somerset Street, New Brunswick, New Jersey		08901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (732) 342-7600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	MGYR	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On May 14, 2021, Magyar Bancorp, Inc., a Delaware corporation (the “Company”), Magyar Bancorp, MHC (the “MHC”) and Magyar Bank entered into an Agency Agreement with Keefe, Bruyette & Woods, Inc. (“KBW”). KBW will assist in the marketing of the Company’s common stock during the Company’s stock offering in connection with the MHC’s pending conversion from a mutual holding company to a stock holding company.

For its services in the subscription and community offering, KBW will receive a success fee equal to 1% of the aggregate purchase price of the shares of the Company’s common stock sold in the subscription offering and 1.5% of the aggregate purchase price of shares sold in the community offering, excluding shares purchased by the Company’s officers, directors, or employees (or members of their immediate family), including any IRAs for the benefit of such persons, any ESOPs, tax-qualified or stock-based compensation plans or similar plans, subject to the payment of a minimum success fee of $315,000. If the Company conducts a syndicated community offering, the Company will pay a transaction fee not to exceed 6.0% of the aggregate purchase price of all shares of common stock sold in the syndicated community offering.

In addition, KBW will receive a fee of $30,000 for conversion agent and data processing records management agent services, as well as a reimbursement for out-of-pocket expenses and legal expenses related to its marketing services and its conversion agent and data processing records management agent services.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1, as amended (Registration No. 333-254282), filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated May 14, 2021.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Agency Agreement dated May 14, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGYAR BANCORP, INC.

DATE: May 17, 2021	By:	/s/ John S. Fitzgerald
John S. Fitzgerald
President and Chief Executive Officer